EXHIBIT 99.2

-----Original Message-----

From: SOlder@mwe.com [mailto:SOlder@mwe.com]

Sent: Thursday, November 30, 2006 2:18 PM

To: sandy.mayerson@hklaw.com; mdweiss@tejassec.com; Apple, Les

Cc: chacioglu@sandellmgmt.com; mpliskin@sandellmgmt.com

Subject: Please see attached Notice re Daystar

(See attached file: NYK_1069305_2.DOC)

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IRS Circular 230 Disclosure: To comply with requirements imposed by the IRS, we inform you that any U.S. federal tax advice contained herein (including any attachments), unless specifically stated otherwise, is not intended or written to be used, and cannot be used, for the purposes of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter herein.

This message is a PRIVATE communication. This message and all attachments are a private communication sent by a law firm and may be confidential or protected by privilege. If you are not the intended recipient, you are hereby notified that any disclosure, copying, distribution or use of the information contained in or attached to this message is strictly prohibited. Please notify the sender of the delivery error by replying to this message, and then delete it from your system. Thank you.

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Please visit http://www.mwe.com/ for more information about our Firm.

***********************************************************************************************************

IRS Circular 230 Disclosure: To comply with requirements imposed by the IRS, we inform you that any U.S. federal tax advice contained herein (including any attachments), unless specifically stated otherwise, is not intended or written to be used, and cannot be used, for the purposes of (i) avoiding penalties under the Internal Revenue Code or (ii) promoting, marketing or recommending to another party any transaction or matter herein.

This message is a PRIVATE communication. This message and all attachments are a private communication sent by a law firm and may be confidential or protected by privilege. If you are not the intended recipient, you are hereby notified that any disclosure, copying, distribution or use of the information contained in or attached to this message is strictly prohibited. Please notify the sender of the delivery error by replying to this message, and then delete it from your system. Thank you.

***********************************************************************************************************

Please visit http://www.mwe.com/ for more information about our Firm.